                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                     _____


                                    FORM 8-K/A

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported)  March 6, 1996
                                                        --------------------


                           MARK IV INDUSTRIES, INC.
         -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                           1-8862                 23-1733979
---------------------------------       -----------              -------------
(State or other jurisdiction of         (Commission              (IRS Employer
 incorporation)                         File Number)             ID Number)

 501 John James Audubon Pkwy., Amherst, New York                   14226-0810
------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)

Registrant's Telephone Number,
 including area code:                                           (716) 689-4972
                                                                --------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 7. - Financial Statements, Pro Forma Financial Statements
---------------------------------------------------------------
          and Exhibits
          ------------

Item 7(c) of the Registrant's Current Report on Form 8-K dated March 21, 1996 is hereby amended by refiling as Exhibit 4.1 a conformed copy of the Indenture containing the table of contents to the Indenture which was inadvertently omitted from the copy of the Indenture originally filed with the Registrant's Current Report on Form 8-K dated March 21, 1996.

(c)  Exhibits:


  * 4.1 Conformed copy of the Indenture, dated as of March 11, 1996, between Mark IV Industries, Inc. and Fleet National Bank, as Trustee, including the form of Senior Subordinated Notes due 2006.

 ** 10.1 Conformed copy of the Credit Agreement, dated as of March 8, 1996, among the Registrant and Dayco PTI S.p.A., as Borrowers, certain other subsidiaries of the Registrant, as Guarantors, various banks and financial institutions, Chemical Bank, as Administrative and Bid Agent, Bank of America National Trust and Savings Association, as Documentation Agent, and BA Securities, Inc. and Chemical Securities Inc., as Arrangers.

 ** 99.1   Text of Registrant's press release dated March 6, 1996.

 ** 99.2   Text of Registrant's press release dated March 12, 1996.


--------------
  * Filed herewith.
 ** Previously filed with the Registrant's Current Report on Form 8-K dated
    March 21, 1996.

                                   SIGNATURE
                                   ---------


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        MARK IV INDUSTRIES, INC.



                        By:/s/ Richard L. Grenolds
                           ------------------------
                           Richard L. Grenolds
                           Vice President and Chief
                             Accounting Officer



Dated: March 27, 1996

                                 EXHIBIT INDEX
                                 -------------

                                                          Page No. in
                                                         Sequentially
                                                           Numbered
Exhibit No.                  Description                   Statement
-----------                  -----------                   ---------


 * 4.1 Conformed copy of the Indenture, dated as of March 11, 1996, between Mark IV Industries, Inc. and Fleet National Bank, as Trustee, including the form of Senior Subordinated Notes due 2006.

**10.1 Conformed copy of the Credit Agreement, dated as of March 8, 1996, among the Registrant and Dayco PTI S.p.A., as Borrowers, certain other subsidiaries of the Registrant, as Guarantors, various banks and financial institutions, Chemical Bank, as Administrative and Bid Agent, Bank of America National Trust and Savings Association, as Documentation Agent, and BA Securities, Inc. and Chemical Securities Inc., as Arrangers.

**99.1        Text of Registrant's press release dated
              March 6, 1996.

**99.2        Text of Registrant's press release dated
              March 12, 1996.

--------------

  * Filed herewith.
 ** Previously Filed with the Registrant's Current Report on Form 8-K dated
    March 21, 1996.